UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	June 5, 2023

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3490 Piedmont Road N.E., Suite 1550
Atlanta,	Georgia	30305
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(404)	639-6500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ABCB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 5, 2023, Ameris Bancorp (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, there were present in person or by proxy 62,826,158 shares of the Company’s common stock, $1.00 par value per share, representing 90.56% of the shares outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s shareholders: (1) elected 13 members to the Board of Directors of the Company to serve until the Company's 2024 Annual Meeting of Shareholders; (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and (3) approved, on an advisory basis, the compensation of the Company’s named executive officers. Each of the foregoing proposals was set forth and described in the Notice of Annual Meeting and Proxy Statement of the Company dated April 24, 2023. The voting results for each proposal are as follows:

1.Election of the following director nominees by a majority vote to serve as directors until the annual meeting of shareholders to be held in 2024:

Nominee	For	Against	Abstentions	Broker Non-Votes
William I. Bowen, Jr.	58,708,394	595,673	40,134	3,481,957
Rodney D. Bullard	58,709,206	618,077	16,918	3,481,957
Wm. Millard Choate	58,742,119	580,918	21,164	3,481,957
R. Dale Ezzell	57,691,630	1,607,128	45,443	3,481,957
Leo J. Hill	56,952,168	2,375,291	16,742	3,481,957
Daniel B. Jeter	58,010,645	1,291,524	42,032	3,481,957
Robert P. Lynch	56,198,721	3,124,869	20,611	3,481,957
Elizabeth A. McCague	57,395,648	1,936,591	11,962	3,481,957
James B. Miller, Jr.	57,664,302	1,660,372	19,527	3,481,957
Gloria A. O'Neal	58,690,237	635,350	18,614	3,481,957
H. Palmer Proctor, Jr.	58,510,284	812,639	21,278	3,481,957
William H. Stern	51,118,460	8,204,564	21,177	3,481,957
Jimmy D. Veal	56,988,357	2,337,116	18,728	3,481,957

2.Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 by a vote of 62,794,190 for, 21,026 against, 10,942 abstentions and 0 broker non-votes.
3.Approval, on an advisory basis, of the compensation of the Company’s named executive officers by a vote of 54,980,004 for, 3,981,409 against, 382,788 abstentions and 3,481,957 broker non-votes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
AMERIS BANCORP

By:	/s/ Nicole S. Stokes
Nicole S. Stokes
Chief Financial Officer

Date: June 7, 2023